As filed with the Securities and Exchange Commission on July 2, 2004

Registration No. 333-116858

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Amendment No. 1 To

FORM S-4

REGISTRATION STATEMENT

Under

THE SECURITIES ACT OF 1933

DELCO REMY INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	3714	35-1909253
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

2902 Enterprise Drive

Anderson, Indiana 46013

(765) 778-6499

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

See Table of Additional Registrants Below

Thomas J. Snyder

2902 Enterprise Drive

Anderson, Indiana 46013

(765) 778-6499

(Name, address including zip code, and telephone number, including area code, of agent for service)

Copies to:

Gil C. Tily, Esq.

Dechert LLP

4000 Bell Atlantic Tower

1717 Arch Street

Philadelphia, Pennsylvania 19103

(215) 994-4000

Approximate date of commencement of proposed sale of the securities to the public:    As soon as practicable after this Registration Statement becomes effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

Name	State of Incorporation or Organization	Primary Standard Industrial Classification Code Number	IRS Employer Identification No.
Ballantrae Corporation	DE	3714	35-2073201
Delco Remy America, Inc.	DE	3714	35-1909405
Franklin Power Products, Inc.	IN	3714	35-1809762
International Fuel Systems, Inc.	IN	3714	35-1880654
JAX Reman, L.L.C.	DE	3714	59-3724934
M. & M. Knopf Auto Parts, L.L.C.	DE	3714	01-0558102
Marine Corporation of America	IN	3714	35-1804826
Nabco, Inc.	MI	3714	38-2105668
Power Investments, Inc.	IN	3714	35-1567602
Power Investments Marine, Inc.	NJ	3714	58-0941862
Powrbilt Products, Inc.	TX	3714	75-2398592
Remy International, Inc.	DE	3714	35-2004050
Reman Holdings, L.L.C.	DE	3714	01-0558057
Remy Powertrain, L.P.	DE	3714	31-1660548
Remy Reman, L.L.C.	DE	3714	01-0559101
Williams Technologies, Inc.	SC	3714	58-1653182
World Wide Automotive, L.L.C.	VA	3714	45-0531141

Explanatory Note

This Amendment No. 1 to the Form S-4 Registration Statement is being filed for the sole purpose of filing Exhibit 5.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.    INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Section 145 of the Delaware General Corporation Law provides, generally, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any action, suit or proceeding (except actions by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation against all expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had not reasonable cause to believe his conduct was unlawful. A corporation may similarly indemnify such person for expenses actually and reasonably incurred by him in connection with the defense or settlement of any action or suit by or in the right of the corporation, provided such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, in the case of claims, issues and matters as to which such person shall have been adjudged liable to the corporation, provided that a court shall have determined, upon application, that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnify for such expenses which such court shall deem proper.

Section 102(b)(7) of the Delaware General Corporation Law provides, generally, that the certificate of incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision may not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) under section 174 of Title 8, or (iv) for any transaction form which the director derived an improper personal benefit. No such provision may eliminate or limit the liability of a director for any act or omission occurring prior to the date which such provision becomes effective.

Article Nine of the Company’s Second Amended and Restated Certificate of Incorporation provides as follows:

“The directors of the Corporation shall be entitled to the benefits of all limitations on the liability of directors generally that are now or hereafter become available under the DGCL. Without limiting the generality of the foregoing, to the fullest extent permitted by the DGCL, as it exists on the date hereof or as it may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Section 9 or any adoption of any provision of this Certificate of Incorporation inconsistent with this Section 9 shall be prospective only, and shall not affect, to the detriment of any director, any limitation on the personal liability of a director of the Corporation existing at the time of such repeal, modification or adoption.”

ITEM 21.    EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

(a) Exhibits

The following exhibits are filed herewith unless otherwise indicated:

(1)	3.1	Second Amended and Restated Certificate of Incorporation

(1)	3.2	By-laws of the Company

(5)	4.1	Indenture among the Company, certain of the Company’s subsidiaries signatories thereto and National City Bank of Indiana, as trustee dated as of August 1, 1996

(6)	4.2	Indenture governing 8 5/8% Senior Notes Due 2007 among the Company, the Subsidiary Guarantors and United States Trust Company of New York, as trustee, dated December 22, 1997

(12)	4.3	Indenture governing 11% Senior Subordinated Notes Due 2009 among the Company, the Subsidiary Guarantors and First Union National Bank, as trustee, dated April 26, 2001

(18)	4.4	Indenture governing 9 3/8% Senior Subordinated Notes due 2012 by and among Delco Remy International, Inc., the Subsidiary Guarantors named therein, and Deutsche Bank National Trust Company, dated as of April 23, 2004

(18)	4.5	Indenture governing Second-Priority Senior Secured Floating Rate Notes due 2009, by and among Delco Remy International, Inc., the Subsidiary Guarantors named therein, and Deutsche Bank National Trust Company, dated as of April 23, 2004

(18)	4.6	Registration Rights Agreement, dated as of April 23, 2004, by and among Delco Remy International, Inc., the Subsidiary Guarantors named therein, Credit Suisse First Boston LLC, Deutsche Bank Securities Inc, and Wachovia Capital Markets, LLC

(18)	4.7	Form of 9 3/8% Senior Subordinated Notes due 2012 (included in Exhibit 4.4)

(18)	4.8	Form of Second-Priority Senior Secured Floating Rate Notes due 2009 (included in Exhibit 4.5)

	5	Opinion of Dechert LLP, Philadelphia, Pennsylvania

(5)	10.1	Light Duty Starter Motor Supply Agreement, dated July 31, 1994, by and between Delco Remy America, Inc. (“DRA”) and GM

(5)	10.2	Heavy Duty Component Supply Agreement, dated July 31, 1994, by and between DRA and GM

(5)	10.3	Distribution and Supply Agreement, dated July 31, 1994, by and between DRA and GM

(2)	10.4	Trademark License, dated July 31, 1994, by and among DRA, DR International, Inc. and GM

(2)	10.5	Tradename License Agreement, dated July 31, 1994, by and among DRA, DR International, Inc. and GM

(2)	10.6	Partnership Agreement of Delco Remy Mexico S. de R.L. de C.V., dated April 17, 1997

(3)	10.7	Joint Venture Agreement by and between Remy Korea Holdings, Inc. and S.C. Kim

(1)	10.8	Securities Transfer, Recapitalization and Holders Agreement dated March 14, 2001 by and among the Company, DRI Acquisition Corporation, Court Square Capital Limited, World Equity Partners, L.P., DRI Group LLC and the Continuing Investors named therein

(1)	10.9	Registration Rights Agreement for Common Stock dated March 14, 2001 by and among the Company, Court Square Capital Limited, World Equity Partners, L.P., DRI Group LLC and the Continuing Investors named therein

(4)	10.10	Employment Agreement, dated July 31, 1994, by and between Delco Remy International, Inc. and Thomas J. Snyder

(3)	10.11	Lease by and between ANDRA L.L.C. and DRA, dated February 9, 1995

(3)	10.12	Lease by and between Eagle I L.L.C. and DRA, dated August 11, 1995

(7)	10.13	Starter Motor Pricing Agreement, dated March 17, 1999, by and between DRA and GM

(1)	10.14	Preferred Stockholders Agreement dated March 14, 2001 by and among Court Square Capital Limited, World Equity Partners, L.P., DRI Group LLC and the Continuing Investors named therein

(8)	10.15	Letter Agreement by and between the Company and Thomas J. Snyder, dated as of February 6, 2001

(11)	10.16	Form of Letter Agreement by and between the Company and each of J. Timothy Gargaro, Joseph P. Felicelli, Richard L. Stanley, Susan E. Goldy, Roderick English and Patrick Mobouck, each dated as of February 6, 2001

(12)	10.17	Amendment Number Two to the Delco Remy International, Inc. Supplemental Executive Retirement Plan, dated as of February 6, 2001

(11)	10.18	Form of Amendment Number Two to the Collateral Assignment Split-Dollar Insurance Agreement by and between the Company and each of Thomas J. Snyder, J. Timothy Gargaro, Joseph P. Felicelli, Richard L. Stanley, Susan E. Goldy and Roderick English

(13)	10.19	Amendment No. 1 to the Amended and Restated Loan and Security Agreement, dated December 31, 2003, by and among the Company and certain Subsidiaries of Delco Remy International, Inc. named therein as Borrowers, Congress Financial Corporation (Central), as Administrative Agent and US Collateral Agent, and the Financial Institutions named therein

(13)	10.20	Amendment No. 1 to the Registration Rights Agreement, dated June 27, 2001, by and among the Company, Court Square Capital Limited, DRI Group LLC, the Individual Investors named therein and Berkshire Hathaway Inc.

(13)	10.21	Amendment No. 1 to the Preferred Stockholders Agreement, dated June 27, 2001, by and among the Company, Court Square Capital Limited, DRI Group LLC, the Individual Investors named therein and Berkshire Hathaway Inc.

(14)	10.22	Amendment No. 2 to the Securities Transfer, Recapitalization and Holders Agreement, dated November 29, 2001, by and among the Company, Court Square Capital Limited, DRI Group LLC, the Individual Investors named therein, Berkshire Hathaway Inc. and Dresdner Kleinwort Capital Partners 2001 LP

(14)	10.23	Amendment No. 2 to the Registration Rights Agreement, dated November 29, 2001, by and among the Company, Court Square Capital Limited, DRI Group LLC, the Individual Investors named therein, Berkshire Hathaway Inc. and Dresdner Kleinwort Capital Partners 2001 LP

(14)	10.24	Amendment No. 2 to the Preferred Stockholders Agreement, dated November 29, 2001, by and among the Company, Court Square Capital Limited, DRI Group LLC, the Individual Investors named therein, Berkshire Hathaway Inc. and Dresdner Kleinwort Capital Partners 2001 LP

(16)	10.25	Letter Agreement dated March 18, 2002 by and between the Company and Rajesh K. Shah

(16)	10.26	Separation Agreement and Release dated March 18, 2002 by and between the Company and Rajesh K. Shah

(16)	10.27	Advisory Agreement dated December 10, 2002 by and among the Company, certain of the Company’s subsidiaries and CVC Management LLC

(16)	10.28	Side Letter Agreement dated December 10, 2002 by and among the Company, certain of the Company’s subsidiaries and CVC Management LLC

(17)	10.29	Amended and Restated Loan and Security Agreement, dated as of October 3, 2003 by and among Delco Remy International, Inc., certain subsidiaries named therein, Congress Financial Corporation (Central), and certain financial institutions named therein

(18)	10.30	Second Amended and Restated Loan and Security Agreement, dated as of April 23, 2004 by and among Delco Remy International, Inc., certain subsidiaries named therein, Congress Financial Corporation (Central), and certain financial institutions named therein

(19)	12	Computation of Ratio of Earnings to Fixed Charges

(14)	21	Subsidiaries of the Registrant

(19)	23.1	Consent of Independent Registered Public Accounting Firm

	23.2	Consent of Dechert LLP, Philadelphia, Pennsylvania (included in Exhibit 5)

(19)	24	Powers of Attorney (included on signature pages)

(19)	25	Statement of Eligibility and Qualification of Deutsche Bank National Trust Company on Form T-1

(19)	99.1	Form of Letter of Transmittal

(19)	99.2	Letter to Holders of Notes consisting of $125,000,000 Second-Priority Senior Secured Floating Rate Notes Due 2009 and $150,000,000 9 3/8% Senior Subordinated Notes Due 2012 Which Have Been Registered Under the Securities Act of 1933, as amended

(19)	99.3	Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees Concerning Offer For All Outstanding Notes consisting of $125,000,000 Second-Priority Senior Secured Floating Rate Notes Due 2009 and $150,000,000 9 3/8% Senior Subordinated Notes Due 2012 Which Have Been Registered Under the Securities Act of 1933, as amended

(19)	99.4	Letter to Clients Concerning Offer For All Outstanding Notes consisting of $125,000,000 Second-Priority Senior Secured Floating Rate Notes Due 2009 and $150,000,000 9 3/8% Senior Subordinated Notes Due 2012 Which Have Been Registered Under the Securities Act of 1933, as amended

(19)	99.5	Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9

(1)		Incorporated by reference to the Exhibit of the same number to the Company’s Form 10-K for the transition period from August 1, 2000 to December 31, 2000 filed by the Company on March 30, 2001

(2)		Incorporated by reference to the Exhibit of the same number to the Registration Statement on Form S-1 previously filed by the Company on October 10, 1997, registering the issuance of the Company’s Class A Common Stock, par value $.01 per share (the “Equity Registration Statement”)

(3)		Incorporated by reference to the Exhibit of the same number to Amendment No. 1 to the Equity Registration Statement which was filed by the Company on October 22, 1997

(4)		Incorporated by reference to the Exhibit of the same number to Amendment No. 2 to the Equity Registration Statement which was filed by the Company on November 21, 1997

(5)		Incorporated by reference to the Exhibit of the same number to Amendment No. 3 to the Equity Registration Statement which was filed by the Company on November 26, 1997

(6)		Incorporated by reference to Exhibit 4.1 to the Company’s Form 10-Q for the quarter ended January 31, 1998

(7)		Incorporated by reference to Exhibit 10.20 to the Company’s Form 10-K for the year ended July 31, 1999

(8)		Incorporated by reference to Exhibit (e)(4) to Amendment No. 1 to the Solicitation/Recommendation Statement on Schedule 14D-9 filed by the Company on February 9, 2001

(9)		Incorporated by reference to Exhibit (e)(5) to Amendment No. 1 to the Solicitation/Recommendation Statement on Schedule 14D-9 filed by the Company on February 9, 2001

(10)	Incorporated by reference to Exhibit (e)(6) to Amendment No. 1 to the Solicitation/Recommendation Statement on Schedule 14D-9 filed by the Company on February 9, 2001

(11)	Incorporated by reference to Exhibit (e)(7) to Amendment No. 1 to the Solicitation/Recommendation Statement on Schedule 14D-9 filed by the Company on February 9, 2001

(12)	Incorporated by reference to the Exhibit of the same number to the Registration Statement on Form S-4 previously filed by the Company on July 20, 2001.

(13)	Incorporated by reference to the Exhibit of the same number to Amendment No. 1 to the Registration Statement on Form S-4 filed by the Company on July 31, 2001

(14)	Incorporated by reference to the Exhibit of the same number to the Company’s Form 10-K for the year ended December 31, 2001.

(15)	Incorporated by reference to Exhibit 99.2 to the Company’s Form 8-K dated July 3, 2002.

(16)	Incorporated by reference to the Exhibit of the same number to the Company’s Form 10-K for the year ended December 31, 2002

(17)	Incorporated by reference to the Exhibit of the same number to the Company’s Form 10-K for the year ended December 31, 2003

(18)	Incorporated by reference to the Exhibit of the same number to the Company’s Form 10-Q for the quarter ended March 31, 2004.

(19)	Incorporated by reference to the Exhibit of the same number to the Registration Statement on Form S-4 previously filed by the Company on June 25, 2004.

(b) Financial Statement Schedules:

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information required by such omitted schedules is set forth in the financial statements or the notes thereto.

ITEM 22.    UNDERTAKINGS.

(a) Each undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(c) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(d) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Anderson, State of Indiana on July 1, 2004.

DELCO REMY INTERNATIONAL, INC.

By:	/S/ DAVID E. STOLL
Name: David E. Stoll Title: Vice President, Secretary and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas J. Snyder	President, Chief Executive Officer and Director (principal executive officer)	July 1, 2004

* Rajesh K. Shah	Executive Vice President and Chief Financial Officer (principal financial officer)	July 1, 2004

* Amitabh Rai	Vice President and Corporate Controller (principal accounting officer)	July 1, 2004

* Harold K. Sperlich	Director	July 1, 2004

* Edwin H. Billig	Director	July 1, 2004

* Richard M. Cashin, Jr.	Director	July 1, 2004

* Alexander P. Coleman	Director	July 1, 2004

* Michael A. Delaney	Director	July 1, 2004

* James R. Gerrity	Director	July 1, 2004

* Robert J. Schultz	Director	July 1, 2004

* John P. Civantos	Director	July 1, 2004

*By:	/S/ DAVID E. STOLL
David E. Stoll Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Anderson, State of Indiana on July 1, 2004.

DELCO REMY AMERICA, INC.

By:	/S/ DAVID E. STOLL
Name: David E. Stoll Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas J. Snyder	Chief Executive Officer and Director (principal executive officer)	July 1, 2004

/S/ DAVID E. STOLL David E. Stoll	Vice President, Secretary and Director (principal financial officer and principal accounting officer)	July 1, 2004

* Richard L. Stanley	Director	July 1, 2004

*By:	/S/ DAVID E. STOLL
David E. Stoll Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Anderson, State of Indiana on July 1, 2004.

BALLANTRAE CORPORATION

By:	/S/ DAVID E. STOLL
Name: David E. Stoll Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas J. Snyder	President and Director (principal executive officer)	July 1, 2004

/S/ DAVID E. STOLL David E. Stoll	Vice President, Secretary and Director (principal financial officer and principal accounting officer)	July 1, 2004

*By:	/S/ DAVID E. STOLL
David E. Stoll Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Anderson, State of Indiana on July 1, 2004.

FRANKLIN POWER PRODUCTS, INC.

By:	/S/ DAVID E. STOLL
Name: David E. Stoll Title: Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* David C. Key	Vice President (principal executive officer)	July 1, 2004

/S/ DAVID E. STOLL David E. Stoll	Vice President, Secretary and Director (principal financial officer and principal accounting officer)	July 1, 2004

* Thomas J. Snyder	Director	July 1, 2004

* Roderick English	Director	July 1, 2004

*By:	/S/ DAVID E. STOLL
David E. Stoll Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Anderson, State of Indiana on July 1, 2004.

INTERNATIONAL FUEL SYSTEMS, INC.

By:	/S/ DAVID E. STOLL
Name: David E. Stoll Title: Vice President, Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* David C. Key	Vice President (principal executive officer)	July 1, 2004

/S/ DAVID E. STOLL David E. Stoll	Vice President, Treasurer, Secretary and Director (principal financial officer and principal accounting officer)	July 1, 2004

* Thomas J. Snyder	Director	July 1, 2004

* Roderick English	Director	July 1, 2004

*By:	/S/ DAVID E. STOLL
David E. Stoll Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Anderson, State of Indiana on July 1, 2004.

JAX REMAN, L.L.C.

By:	/S/ DAVID E. STOLL
Name: David E. Stoll Title: Vice President, Treasurer and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* David I. Symonds	Vice President and Manager (principal executive officer)	July 1, 2004

* Allan R. Wilkie	Vice President—Finance, Secretary and Manager (principal financial officer)	July 1, 2004

/S/ DAVID E. STOLL David E. Stoll	Vice President, Treasurer and Assistant Secretary (principal accounting officer)	July 1, 2004

* Thomas J. Snyder	Manager	July 1, 2004

*By:	/S/ DAVID E. STOLL
David E. Stoll Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Anderson, State of Indiana on July 1, 2004.

M&M KNOPF AUTO PARTS, L.L.C.

By:	/S/ DAVID E. STOLL
Name: David E. Stoll Title: Vice President, Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Heywood Knopf	Chairman, Chief Executive Officer and Manager (principal executive officer)	July 1, 2004

/S/ DAVID E. STOLL David E. Stoll	Vice President, Treasurer, Secretary and Manager (principal financial officer and principal accounting officer)	July 1, 2004

* Allen R. Wilkie	Manager	July 1, 2004

* Marshall Knopf	Manager	July 1, 2004

* Thomas J. Snyder	Manager	July 1, 2004

*By:	/S/ DAVID E. STOLL
David E. Stoll Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Anderson, State of Indiana on July 1, 2004.

MARINE CORPORATION OF AMERICA

By:	/S/ DAVID E. STOLL
Name: David E. Stoll Title: Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Roderick English	President and Director (principal executive officer)	July 1, 2004

/S/ DAVID E. STOLL David E. Stoll	Treasurer, Secretary and Director (principal financial officer and principal accounting officer)	July 1, 2004

* Thomas J. Snyder	Director	July 1, 2004

*By:	/S/ DAVID E. STOLL
David E. Stoll Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Anderson, State of Indiana on July 1, 2004.

NABCO, INC.

By:	/S/ DAVID E. STOLL
Name: David E. Stoll Title: Vice President, Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ DAVID E. STOLL David E. Stoll	Vice President, Treasurer, Secretary and Director (principal executive officer, principal financial officer and principal accounting officer)	July 1, 2004

* Thomas J. Snyder	Director	July 1, 2004

*By:	/S/ DAVID E. STOLL
David E. Stoll Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Anderson, State of Indiana on July 1, 2004.

POWER INVESTMENTS, INC.

By:	/S/ DAVID E. STOLL
Name: David E. Stoll Title: Vice President, Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* David C. Key	Vice President and Director (principal executive officer)	July 1, 2004

/S/ DAVID E. STOLL David E. Stoll	Vice President, Treasurer, Secretary and Director (principal financial officer and principal accounting officer)	July 1, 2004

* Thomas J. Snyder	Director	July 1, 2004

*By:	/S/ DAVID E. STOLL
David E. Stoll Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Anderson, State of Indiana on July 1, 2004.

POWER INVESTMENTS MARINE, INC.

By:	/S/ DAVID E. STOLL
Name: David E. Stoll Title: Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* David C. Key	Vice President and Director (principal executive officer)	July 1, 2004

/S/ DAVID E. STOLL David E. Stoll	Treasurer, Secretary and Director (principal financial officer and principal accounting officer)	July 1, 2004

* Thomas J. Snyder	Director	July 1, 2004

*By:	/S/ DAVID E. STOLL
David E. Stoll Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Anderson, State of Indiana on July 1, 2004.

POWRBILT PRODUCTS, INC.

By:	/S/ DAVID E. STOLL
Name: David E. Stoll Title: Vice President, Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* David C. Key	Vice President and Director (principal executive officer)	July 1, 2004

/S/ DAVID E. STOLL David E. Stoll	Vice President, Treasurer, Secretary and Director (principal financial officer and principal accounting officer)	July 1, 2004

* Thomas J. Snyder	Director	July 1, 2004

*By:	/S/ DAVID E. STOLL
David E. Stoll Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Anderson, State of Indiana on July 1, 2004.

REMAN HOLDINGS, L.L.C.

By:	/S/ DAVID E. STOLL
Name: David E. Stoll Title: Vice President, Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas J. Snyder	President, Chief Operating Officer, Assistant Secretary and Manager (principal executive officer)	July 1, 2004

/S/ DAVID E. STOLL David E. Stoll	Vice President, Treasurer and Secretary (principal financial officer and principal accounting officer)	July 1, 2004

* E.H. Billig	Manager	July 1, 2004

* Michael A. Delaney	Manager	July 1, 2004

* James R. Gerrity	Manager	July 1, 2004

*By:	/S/ DAVID E. STOLL
David E. Stoll Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Anderson, State of Indiana on July 1, 2004.

REMY INTERNATIONAL, INC.

By:	/S/ DAVID E. STOLL
Name: David E. Stoll Title: Vice President, Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas J. Snyder	President, Chief Operating Officer, Assistant Secretary and Director (principal executive officer)	July 1, 2004

/S/ DAVID E. STOLL David E. Stoll	Vice President, Treasurer and Secretary (principal financial officer and principal accounting officer)	July 1, 2004

* E.H. Billig	Director	July 1, 2004

* Michael A. Delaney	Director	July 1, 2004

* James R. Gerrity	Director	July 1, 2004

*By:	/S/ DAVID E. STOLL
David E. Stoll Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Anderson, State of Indiana on July 1, 2004.

REMY POWERTRAIN, L.P., by HSG I, Inc., its general partner

By:	/S/ DAVID E. STOLL
Name: David E. Stoll Title: Vice President—Finance and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Roderick English	President and Assistant Secretary (principal executive officer)	July 1, 2004

/S/ DAVID E. STOLL David E. Stoll	Vice President—Finance, Secretary and Director (principal financial officer and principal accounting officer)	July 1, 2004

* Thomas J. Snyder	Director	July 1, 2004

*By:	/S/ DAVID E. STOLL
David E. Stoll Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Anderson, State of Indiana on July 1, 2004.

REMY REMAN, L.L.C.

By:	/S/ DAVID E. STOLL
Name: David E. Stoll Title: Vice President, Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ DAVID E. STOLL David E. Stoll	Vice President, Treasurer, Secretary and Manager (principal executive officer, principal financial officer, principal accounting officer)	July 1, 2004

* Thomas J. Snyder	Manager	July 1, 2004

*By:	/S/ DAVID E. STOLL
David E. Stoll Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Anderson, State of Indiana on July 1, 2004.

WILLIAMS TECHNOLOGIES, INC.

By:	/S/ DAVID E. STOLL
Name: David E. Stoll Title: Vice President, Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Jeffrey W. Anderson	President (principal executive officer)	July 1, 2004

/S/ DAVID E. STOLL David E. Stoll	Vice President, Treasurer, Secretary and Director (principal financial officer and principal accounting officer)	July 1, 2004

* Rajesh K. Shah	Director	July 1, 2004

* Thomas J. Snyder	Director	July 1, 2004

*By:	/S/ DAVID E. STOLL
David E. Stoll Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Anderson, State of Indiana on July 1, 2004.

WORLD WIDE AUTOMOTIVE, L.L.C.

By:	/S/ DAVID E. STOLL
Name: David E. Stoll Title: Vice President, Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Divakar Tailor	Vice President (principal executive officer)	July 1, 2004

/S/ DAVID E. STOLL David E. Stoll	Vice President, Treasurer and Secretary (principal financial officer and principal accounting officer)	July 1, 2004

* Thomas J. Snyder	Manager	July 1, 2004

* Rajesh K. Shah	Manager	July 1, 2004

*By:	/S/ DAVID E. STOLL
David E. Stoll Attorney-in-Fact